SUPPLEMENT DATED DECEMBER 16, 2024 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Advantage International Fund
Invesco Income Advantage U.S. Fund
Invesco Multi-Asset Income Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
Effective December 16, 2024, Mark Ahnrud and Christian Ulrich will no longer serve as Portfolio Managers of the Funds. All references to Mr. Ahnrud and Mr. Ulrich in the Summary and Statutory Prospectuses and Statements of Additional Information are hereby removed.
ACST-AIF-AIMF-SUMSTATSAI-SUP 121624